EXHIBIT 10.8

ADDENDUM TO THE INTELLECTUAL PROPERTY

ASSIGNMENT AGREEMENT SIGNED ON OCTOBER 27TH, 2014

B E T W E E N:

HATEM ESSADDAM, chemist, domiciled and residing at 24, Saint-Stanislas street, in the city of Sainte-Thérèse, province of Québec, J7E 3M7, acting both personally and for a corporation to be incorporated;

(the "Assignor")

-and-

LOOP HOLDINGS, INC., a corporation incorporated under the federal laws of Nevada having its head office at 1999 Avenue of the Stars, Suite 2520, in the city of Los Angeles, province of California, herein represented by its president, Daniel Solomita, duly authorized as he so declares;

(the "Assignee")

-and-

DANIEL SOLOMITA, businessman, domiciled and residing at 98, Val d'Ajol blvd, in the city of Lorraine, province of Quebec, J62 3Z6;

(the "Intervenor")

WHEREAS	the above mentioned parties have signed an Intellectual Property Assignment Agreement on October 27th, 2014 (hereinafter the "Agreement");

WHEREAS,	since the signature of the Agreement, the above mentioned parties have declared themselves satisfied and/or have waived all conditions necessary to proceed to the closing of the Agreement;

WHEREAS,

since the signature of the Agreement, the Assignor has proceeded to the incorporation of 9319-7218 Québec Inc. and has transferred to said corporation all his rights, titles and interests (including all Intellectual Property rights) present and future in and to the Technique;

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WHEREAS,	according to paragraph 2.2c) of the Agreement, part of the Purchase Price is payable once the Plant developed by the Assignee reaches certain Milestones;

WHEREAS,	according to paragraph 2.4 of the Agreement, Royalties are payable by the Assignee to the Assignor;

WHEREAS	the Plant will in fact be operated by 8198381 Canada Inc.;

THE PARTIES TO THE PRESENT AGREE:

1.	The preamble shall form an integral part of the present addendum;

2.	The present paragraph 1.1(cc) of the Agreement is hereby deleted in its entirety and is replaced with the following:

"Plant" has the meaning ascribed thereto in the Recitals, being understood that it includes any facility built, owned or used by the Assignee and/or by its subsidiaries or Person under its control and/or by 8198381 Canada Inc., that is used for any process of depolymerisation of the polyethylene terephthalate based on the Technique;

3.	Capitalized terms used but not otherwise defined in this addendum shall have the meanings given to them in the Agreement;

[Signature page follows]

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DATED April 10th, 2015.

/s/ Hatem Essaddam	/s/ Daniel Solomita
HATEM ESSADDAM, acting	LOOP HOLDINGS, INC.
Personally and on behalf of	The Assignee
9319-7218 Québec Inc.	By: Daniel Solomita
The Assignor	Title: President

/s/ Daniel Solomita
DANIEL SOLOMITA
The Intervenor

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